UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  November 11, 2004
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                       SOUTHERN CONNECTICUT BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

      Connecticut                  0-49784                06-1609692
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(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
   of incorporation)                                    Identification No.)

           215 Church Street, New Haven, CT            06510
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       (Address of principal executive offices)     (Zip Code)


  Registrant's telephone number, including area code: (203) 782-1100
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                 Section 1--Registrant's Business and Operations

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On November 9, 2004, James S. Brownstein, Esq. accepted the appointment of the Board of Directors of Southern Connecticut Bancorp, Inc. ("Bancorp") to serve as a director on the Board. Attorney Brownstein was appointed to fill the vacancy on the Board resulting from the July, 2004 resignation of Mr. G. Leon Jacobs. Attorney Brownstein has previously served and continues to serve as a director of the Bank of Southern Connecticut, the Connecticut-chartered bank for which Bancorp is the holding company, and his record of attention to the business of the Bank and qualifications to serve as a director for Bancorp are well known to the Board. A copy of the press release announcing the election of Attorney Brownstein to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information contained in this Item 5.02 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information set forth in Item 5.02 and in
Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

            (a)   Financial Statements of Businesses Acquired.

                  Not applicable.

            (b)   Pro Forma Financial Information

                  Not applicable.

            (c)   Exhibits:

       Exhibit
        Number  Description
        ------  ----------------------------------------------------------------

        99.1 Press release of Southern Connecticut Bancorp, Inc. dated November 16, 2004, reporting the appointment of James S.
                Brownstein,   Esq.  to  the  Board  of   Directors  of  Southern
                Connecticut Bancorp, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    SOUTHERN CONNECTICUT BANCORP, INC.


                    By:/S/ Michael M. Ciaburri
                    --------------------------
                    Name:   Michael M. Ciaburri
                    Title:  Director, President & Chief Operating Officer



Date:  November 16, 2004

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